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                                                                   EXHIBIT 10.34

January 30, 2004

Fred H. Croninger, III
9 Crestwood Drive
Hudson, NH 03051

                      Re: Amendment of Employment Agreement

Dear Skip,

This letter agreement serves to amend the Employment Agreement dated as of September 1, 2003, by and between you and PolyMedica Corporation (the "Company").

      Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $240,000 effective January 23, 2004.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                       Very truly yours,

                                       /s/ Samuel L. Shanaman
                                       ------------------------------------
                                       Samuel L. Shanaman
                                       Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:

/s/ Fred H. Croninger, III
--------------------------
Fred H. Croninger, III